Exhibit 31.3
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO EXCHANGE ACT RULE 13A-14(A)/15D-14(A)
AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Steven W. Streit, certify that:

1.	I have reviewed this Form 10-Q/A of Green Dot Corporation;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date:	February 28, 2014	By:	/s/ Steven W. Streit
		Name:	Steven W. Streit
Chief Executive Officer
(Principal Executive Officer)